NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND

SUPPLEMENT DATED APRIL 19, 2004
TO
PROSPECTUS DATED FEBRUARY 27, 2004

"How the Fund is Managed"Portfolio Managers" on page 13 of the Prospectus is deleted and replaced by the following:

Todd N. Wolter, CFA, Portfolio Manager, is a member of the Systematic Mid Cap Growth team, and has portfolio management and final decision-making authority for the Fund. Mr. Wolter joined Nicholas-Applegate Capital
Management, LLC (NACM) in 2000.  Prior thereto, Mr.
Wolter was a quantitative risk analyst with Credit
Suisse Asset Management, specializing in modeling and measuring portfolio risk for bonds and equities. Mr.
Wolter's previous experience includes a research and teaching position with the University of California, Irvine; and a Registered Representative and Options
Principal with Olde Financial Corporation. He earned his M.B.A. in finance from the University of California, Irvine and his B.A. in economics from the University of Southern California. Mr. Wolter has eight years of investment experience.

Stacey R. Nutt, Ph.D., Lead Portfolio Manager, oversees the Systematic Mid Cap Growth team at NACM responsible for managing the Fund. Dr. Nutt has been a portfolio manager for NACM's broad mandate systematic growth strategies since 1999. Prior thereto, Dr. Nutt was Research Director for Decision Analytics at Vestek
Systems, Inc. Previously, Dr. Nutt was a member of the faculty of Virginia Polytechnic for three years.
He is published in academic and professional finance journals including the Journal of Finance, Auditing, and Financial Management. He received his Ph.D. and M.B.A in accounting with a minor in finance and statistics from Georgia Institute of Technology School of Management and earned his B.S. in business administration from Oral Roberts University. Dr. Nutt has 12 years of investment experience.

Horacio A. Valeiras, CFA, Chief Investment Officer,
NACM is responsible for daily management of all investment and trading functions within NACM. He is a member of the Executive Committee. Prior to joining
NACM in 2002, he was a managing director of Morgan
Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. Mr.
Valeiras was previously head of International Equity and asset allocation programs with Philadelphia-based
Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. Mr. Valeiras earned his M.B.A. with an emphasis on finance from the University of California at Berkeley and his master's degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program.
He earned a B.S. in chemical engineering from Virginia
Polytechnic. He has 16 years of investment management experience.

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